UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2008

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 Davey Road
	Woodridge, Illinois	60517
	(Address of principal executive offices)	(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 3, 2008, Advanced Life Sciences announced that the U.S. Food and Drug Administration (FDA) accepted and filed the Company’s New Drug Application (NDA) for cethromycin in the treatment of mild-to-moderate community acquired pneumonia.  The FDA has established a goal of a standard 10-month review such that the anticipated target action date of the cethromycin NDA would be July 31, 2009.

A copy of the press release dated December 3, 2008 announcing filing of the NDA by the FDA is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits:

99.1     Press Release dated December 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: December 3, 2008	By:	/s/ Michael T. Flavin
Name: Michael T. Flavin, Ph.D.
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 3, 2008.